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                                                                      EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Gevity HR, Inc. (the "Company") on Form 10-K for the period ended December 31, 2004 as filed with the Securities and Exchange Commission on or about the date hereof (the "Report"), I, Erik Vonk, Chief Executive Officer of the Company, and I, Peter C. Grabowski, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (the "Act"), that:

     (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  March 16, 2005                               /s/ Erik Vonk
                                                     ---------------------------
                                                     Erik Vonk
                                                     Chief Executive Officer


Dated:  March 16, 2005                               /s/ Peter C. Grabowski
                                                     ---------------------------
                                                     Peter C. Grabowski
                                                     Chief Financial Officer









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